united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company, 1209 Orange Street Wilmington, DE  19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/23

Item 1. Reports to Stockholders.

Pinnacle Multi-Strategy Core Fund

(formerly Pinnacle Sherman Multi-Strategy Core Fund)

Class A Shares (APSHX)

Class C Shares (CPSHX)

Class I Shares (IPSHX)

Annual Report

September 30, 2023

1-888-985-9830

www.pinnacledynamicfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Pinnacle Multi Strategy Core Fund

(previously the Pinnacle Sherman Multi Strategy Core Fund)

Dear Shareholders:

We are pleased to present you with the Annual Report for September 30, 2023 for the Pinnacle Multi Strategy Core Fund.

Pinnacle Multi Strategy Core Fund (the Fund)

As of September 30, 2023, the Fund returned the following (Inception date October 1, 2015):

Pinnacle Multi Strategy Core Fund Share Class	1 Year	Since Inception
Class A share (APSHX) – load waived	8.31%	4.43%
Class C share (CPSHX) – No Load	7.52%	3.65%
Class I share (IPSHX)	8.59%	4.70%
Load Adjusted
Class A share (APSHX)	2.05%	3.66%

Past Performance does not guarantee future results. It is not possible to invest directly in an index or category average. The maximum sales charge for Class A Shares is 5.75%. Class A Share investors may be eligible for a reduction in sales charges. *The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.02% for Class A, 2.78% for Class C and 1.74% for Class I. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until August 1, 2024, to ensure that the net annual fund operating expenses will not exceed 1.49%, 2.24%, and 1.24% attributable to Class A, C, and I shares respectively, subject to possible recoupment from the Fund in future years. Please review the Fund’s Prospectus for more detail on the expense waiver. For performance information current to the most recent month end, please call toll-free 1-888-985-9830.

During the same time periods (1 year and since inception (10/1/15)) the Fund’s primary benchmark, the Dow Jones Moderately Aggressive Portfolio Index®, returned 13.87% and 7.39% respectively and the average of the Fund’s Morningstar category, Morningstar Tactical Allocation®, returned 6.60% and gained 3.83% respectively.

The year end 9/30/2023 has seen a return to positive equity market returns after having a very difficult time one year ago. The 2022 intra-year lows for most of the broad equity indices were made in October 2022 and then moved higher into year end. At the beginning of 2023, this overall positive trend continued through January and February before experiencing a pullback in March. This was primarily due to the concern over regional banks. However, the S&P 500 and the Nasdaq indexes began to move

3568-NLD-11/14/2023

forward again and had strong moves through July. A small pullback in August turned into a larger pullback into and through the end of September.

While the Bloomberg US Aggregate Bond Index Total Return did not continue the dramatic decline we saw one year ago (one year return of -14.60% as of 9/30/2022), it also didn’t automatically start putting in significant returns as its one year return as of 9/30/2023 is only 0.64%.

Given this backdrop we believe the Fund provided an adequate return as it was above its Morningstar category average (Tactical Allocation) for the year.

The most significant news related to the Fund was provided earlier this year when we made a change to the risk management signals and relative strength rankings we use to manage the Fund. In the past, we used both risk management signals and relative strength rankings based upon The Sherman Sheet. This is why, in the past, “Sherman” was in the Fund’s name. However, as of April 1st, we no longer use The Sherman Sheet information, and we began implementing our own risk management signals and relative strength rankings.

From a very big picture point of view there wasn’t a change in what the Fund was trying to accomplish and, therefore, there wasn’t a change in the investment objective of the Fund. Rather, the change within the Fund was dealing with the specifics of how to try and accomplish this objective.

As we did previously, we still use multiple risk signals (four to be exact). These risk signals are based on varying inputs and are meant to be applied over various time frames (e.g short-term, intermediate-term, long-term). As we have mentioned in the past, we believe in the benefit of using more than one or two signals as this helps mitigate the risk of relying on a smaller number of inputs.

In addition to the risk signals, we now use our own relative strength rankings to determine which asset classes and sectors in which to invest. One of the main differences between what we used previously, and what we now use, is the relative strength relationship of an asset class or sector to the S&P 500.

While no system or process is guaranteed to achieve its goals, we do believe using our current relative strength ranking system gives the Fund an opportunity to achieve returns we believe should be returned based on what we’re seeing in the equity indices.

We believe our current process using our own risk signals and relative strength rankings will still enable the Fund to navigate turbulent market environments as we’ve been able to in the past, while providing opportunity for more sustained equity participation in positive equity environments.

As you can see in the table below, the Fund struggled coming off the lows of last year. Some of this is to be expected in comparison to all or majority equity indexes like the S&P 500 and the DJ Moderately Aggressive Index. However, we also saw the Fund struggle when compared to its Morningstar category average (Tactical Allocation).

3568-NLD-11/14/2023

However, since the strategy change, we’ve seen the Fund keeping pace in a positive time frame for the S&P 500 and significantly outperforming its benchmark and its Morningstar category average (Tactical allocation).

	10/1/2022-	4/1/2023-
	3/31/2023	9/30/2023
	Previous	Current	1 Year as of
	Strategy	Strategy	9/30/2023
IPSHX – Multi Strategy	2.64	5.80	8.59
MSTAR Tactical Category	6.54	0.06	6.60
DJ Moderately Aggressive TR	13.70	0.15	13.87
S&P 500 TR	15.62	5.18	21.62
Bloomberg US Agg Bond Index TR	4.89	-4.05	0.64
60%S&P500TR/40%USAGGBNDTR	11.33	1.49	13.23

We realize this is a short period of time, but it is simply showing how the Fund has performed since we made the change to our own risk signals and relative strength rankings. We will continue to keep this updated from the change date to give perspective of the current signals and rankings.

Two things contributed to this return since the strategy change. First, all four risk signals have been positive for the entire period since 4/1/2023 and, therefore, the Fund has remained invested in equities during this time frame. Second, you can see how strong the S&P 500 has been during this period. The relative strength rankings enabled the Fund to avoid many of the equity asset classes that struggled over the past six months.

While we cannot know what will unfold over the coming year, we believe our current risk management signals and relative strength rankings will provide the Fund with the flexibility to navigate many different possible scenarios and gives the Fund the best opportunity to achieve its investment objective.

Definitions/Glossary

Dow Jones Moderately Aggressive Portfolio Index® – A global benchmark that takes 80% of the risk of the global securities market. It is a total return index that is a time-varying weighted average of stocks, bonds, and cash. The Index is the efficient allocation of stocks, bonds, and cash in a portfolio with 80% of the risk of the Dow Jones Aggressive Portfolio Index. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Morningstar Tactical Allocation® – Asset weighted category average of US based open end mutual funds that Morningstar has assigned to this category. Tactical Allocation portfolios seek to provide capital appreciation and income by actively shifting allocations between asset classes. These portfolios have material shifts across equity regions, and bond sectors on a frequent basis. Returns do reflect internal

3568-NLD-11/14/2023

fees and expenses of the funds included in this category, but returns do not reflect any sales charges. The category average is not available for direct investment.

S&P 500®Total Return- The S&P 500® Total Return Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. Returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

The Bloomberg US Aggregate Bond Index Total Return measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass throughs), ABS and CMBS (agency and non-agency).

Past Performance does not guarantee future results.

It is not possible to invest in an index or category average.

3568-NLD-11/14/2023

PINNACLE MULTI-STRATEGY CORE FUND

PORTFOLIO REVIEW (Unaudited)

September 30, 2023

The Fund’s performance figures* for the year ended September 30, 2023, compared to its benchmark:

	One	Three	Five	Inception*** -
	Year	Years	Years	September 30, 2023
Pinnacle Multi-Strategy Core Fund - Class A	8.31%	2.47%	2.52%	4.43%
Pinnacle Multi-Strategy Core Fund - Class A with load	2.05%	0.48%	1.32%	3.66%
Pinnacle Multi-Strategy Core Fund - Class C	7.52%	1.70%	1.76%	3.65%
Pinnacle Multi-Strategy Core Fund - Class I	8.59%	2.71%	2.79%	4.70%
Dow Jones Moderately Aggressive Portfolio Index **	13.86%	5.05%	4.79%	7.38%

*	Performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, before any fee waivers, are 2.02% for Class A shares, 2.78% for Class C shares and 1.74% for Class I shares per the May 19, 2023 prospectus. Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-888-985-9830.

**	Dow Jones Moderately Aggressive Portfolio Index® – A global benchmark that takes 80% of the risk of the global securities market. It is a total return index that is a time-varying weighted average of stocks, bonds, and cash. The Index is the efficient allocation of stocks, bonds, and cash in a portfolio with 80% of the risk of the Dow Jones Moderately Aggressive Portfolio Index. The Index is calculated on a total return basis with dividends reinvested. The Index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

***	Inception date is October 1, 2015.

PINNACLE MULTI-STRATEGY CORE FUND

PORTFOLIO REVIEW (Unaudited) (Continued)

September 30, 2023

Comparison of the Change in Value of a $10,000 Investment

The Fund’s holdings by asset class as of September 30, 2023 are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds - Equity	98.8%
Money Market Fund	1.1%
Other Assets In Excess of Liabilities	0.1%
100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

PINNACLE MULTI-STRATEGY CORE FUND
SCHEDULE OF INVESTMENTS
September 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 98.8%
	EQUITY - 98.8%
5,430	Communication Services Select Sector SPDR Fund	$356,045
8,095	Energy Select Sector SPDR Fund	731,707
10,615	Financial Select Sector SPDR Fund	352,100
1,640	First Trust Dow Jones Internet Index Fund(a)	261,760
1,835	First Trust NASDAQ-100-Techonolgy Sector Index Fund	266,570
5,480	Health Care Select Sector SPDR Fund	705,495
3,370	Industrial Select Sector SPDR Fund	341,651
8,725	Invesco QQQ Trust Series 1	3,125,906
27,875	iShares Core S&P 500 ETF	11,970,361
770	iShares Expanded Tech-Software Sector ETF	262,770
45,275	iShares S&P 500 Growth ETF	3,097,715
344,000	Pinnacle Focused Opportunities ETF(a)(b)	7,398,408
3,335	SPDR S&P Homebuilders ETF	255,361
6,230	Technology Select Sector SPDR Fund	1,021,284
795	VanEck Oil Services ETF	274,307
1,770	VanEck Semiconductor ETF	256,615
		30,678,055

	TOTAL EXCHANGE-TRADED FUNDS (Cost $29,468,188)	30,678,055

	SHORT-TERM INVESTMENTS — 1.1%
	MONEY MARKET FUND - 1.1%
342,643	First American Government Obligations Fund, Class X, 5.26% (Cost $342,643)(c)	342,643

	TOTAL INVESTMENTS - 99.9% (Cost $29,810,831)	$31,020,698
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.1%	45,950
	NET ASSETS - 100.0%	$31,066,648

ETF	- Exchange-Traded Fund

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	Affiliated security.

(c)	Rate disclosed is the seven-day effective yield as of September 30, 2023.

See Accompanying Notes to Financial Statements.

Pinnacle Multi-Strategy Core Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

ASSETS
Investment Securities:
At cost (including affiliated security of $7,538,160)	$29,810,831
At value (including affiliated security of $7,398,408)	31,020,698
Dividends and interest receivable	72,087
Prepaid expenses and other assets	23,986
TOTAL ASSETS	31,116,771

LIABILITIES

Investment advisory fees payable	9,845
Distribution (12b-1) fees payable	8,635
Payable to related parties	5,528
Trustee fees payable	3,672
Payable for Fund shares repurchased	300
Accrued expenses and other liabilities	22,143
TOTAL LIABILITIES	50,123
NET ASSETS	$31,066,648

Net Assets Consist Of:
Paid in capital	$35,784,069
Accumulated losses	(4,717,421)
NET ASSETS	$31,066,648

Net Asset Value Per Share:
Class A Shares:
Net Assets	$6,710,923
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	613,091
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$10.95
Maximum offering price per share (maximum sales charge of 5.75%)	$11.62

Class C Shares:
Net Assets	$9,219,207
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	896,231
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.29

Class I Shares:
Net Assets	$15,136,518
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,361,038
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$11.12

(a)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%.

See Accompanying Notes to Financial Statements.

Pinnacle Multi-Strategy Core Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2023

INVESTMENT INCOME
Dividends (including income on affiliated security of $0)	$391,400
Interest	232,305
TOTAL INVESTMENT INCOME	623,705

EXPENSES
Investment advisory fees	338,500
Distribution (12b-1) fees:
Class A	18,957
Class C	96,496
Registration fees	47,527
Transfer agent fees	46,575
Administrative services fees	37,883
Legal fees	28,050
Compliance officer fees	24,258
Accounting services fees	22,631
Printing and postage expenses	22,014
Audit fees	17,661
Trustees fees and expenses	11,364
Third party administrative servicing fees	11,188
Custodian fees	4,595
Insurance expense	3,064
Other expenses	4,202
TOTAL EXPENSES	734,965
Less: Fees waived by the adviser for affiliated holding	(270)
Less: Fees waived / expenses reimbursed by the adviser	(200,003)
NET EXPENSES	534,692
NET INVESTMENT INCOME	89,013

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions (including gain on affiliated security of $0)	1,305,725
Net change in unrealized appreciation on investments (including loss on affiliated security of $139,752)	1,230,557

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,536,282

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,625,295

See Accompanying Notes to Financial Statements.

Pinnacle Multi-Strategy Core Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2023	2022
FROM OPERATIONS
Net investment income (loss)	$89,013	$(202,052)
Net realized gain (loss) from security transactions	1,305,725	(5,287,969)
Net change in unrealized appreciation (depreciation) on investments	1,230,557	(758,068)
Net increase (decrease) in net assets resulting from operations	2,625,295	(6,248,089)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	—	(1,679,896)
Class C	—	(2,120,523)
Class I	—	(5,619,671)
Net decrease in net assets resulting from distributions to shareholders	—	(9,420,090)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	174,340	487,950
Class C	66,128	208,980
Class I	424,079	5,386,125
Net asset value of shares issued in reinvestment of distributions:
Class A	—	1,627,898
Class C	—	1,906,357
Class I	—	5,278,791
Payments for shares redeemed:
Class A	(2,011,399)	(3,142,889)
Class C	(1,496,881)	(2,189,083)
Class I	(5,731,265)	(23,324,321)
Redemption fee proceeds:
Class A	7	282
Class C	8	350
Class I	15	840
Net decrease in net assets resulting from shares of beneficial interest	(8,574,968)	(13,758,720)

TOTAL DECREASE IN NET ASSETS	(5,949,673)	(29,426,899)

NET ASSETS
Beginning of Year	37,016,321	66,443,220
End of Year	$31,066,648	$37,016,321

See Accompanying Notes to Financial Statements.

Pinnacle Multi-Strategy Core Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2023	2022
SHARE ACTIVITY
Class A:
Shares Sold	16,754	39,086
Shares Reinvested	—	132,027
Shares Redeemed	(189,961)	(265,222)
Net decrease in shares of beneficial interest outstanding	(173,207)	(94,109)

Class C:
Shares Sold	6,718	17,984
Shares Reinvested	—	162,243
Shares Redeemed	(150,163)	(205,014)
Net decrease in shares of beneficial interest outstanding	(143,445)	(24,787)

Class I:
Shares Sold	37,423	452,752
Shares Reinvested	—	422,980
Shares Redeemed	(542,707)	(2,009,187)
Net decrease in shares of beneficial interest outstanding	(505,284)	(1,133,455)

See Accompanying Notes to Financial Statements.

Pinnacle Multi-Strategy Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
Class A	September 30, 2023	September 30, 2022	September 30, 2021		September 30, 2020	September 30, 2019
Net asset value, beginning of year	$10.11	$13.48	$11.84		$10.36	$11.71
Activity from investment operations:
Net investment income (loss) (1) (5)	0.04	(0.04)	(0.07)		(0.05)	0.04
Net realized and unrealized gain (loss) on investments	0.80	(1.31)	1.71		1.58	(1.04)
Total from investment operations	0.84	(1.35)	1.64		1.53	(1.00)
Less distributions from:
Net investment income	—	—	—		(0.05)	—
Net realized gains	—	(2.02)	—		—	(0.35)
Total distributions	—	(2.02)	—		(0.05)	(0.35)
Paid-in-Capital From Redemption Fees (1) (6)	0.00	0.00	0.00		0.00	0.00
Net Asset Value, at end of year	$10.95	$10.11	$13.48		$11.84	$10.36
Total return (2)	8.31%	(12.74)%	13.85	% (7)	14.81%	(8.31)%
Net assets, at end of year (000s)	$6,711	$7,947	$11,864		$8,519	$7,047
Ratio of gross expenses to average net assets (3)(4)	2.08%	1.84%	1.67%		1.85%	1.78%
Ratio of net expenses to average net assets (4)	1.49%	1.49%	1.49%		1.49%	1.49%
Ratio of net investment income (loss) to average net assets (4)(5)	0.36%	(0.33%)	(0.48%)		(0.42%)	0.37%
Portfolio Turnover Rate	512%	1127%	551%		560%	607%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees and/or reimbursed a portion of its expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently the net asset value for financial reporting purposes and the returns based upon those net asset values shareholder transactions.

See Accompanying Notes to Financial Statements.

Pinnacle Multi-Strategy Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
Class C	September 30, 2023	September 30, 2022	September 30, 2021		September 30, 2020	September 30, 2019
Net asset value, beginning of year	$9.57	$12.95	$11.46		$10.06	$11.46
Activity from investment operations:
Net investment loss (1) (5)	(0.04)	(0.12)	(0.16)		(0.11)	(0.03)
Net realized and unrealized gain (loss) on investments	0.76	(1.24)	1.65		1.51	(1.02)
Total from investment operations	0.72	(1.36)	1.49		1.40	(1.05)
Less distributions from:
Net realized gains	—	(2.02)	—		—	(0.35)
Total distributions	—	(2.02)	—		—	(0.35)
Paid-in-Capital From Redemption Fees (1) (6)	0.00	0.00	0.00		0.00	0.00
Net Asset Value, at end of year	$10.29	$9.57	$12.95		$11.46	$10.06
Total return (2)	7.52%	(13.42)%	13.00	% (7)	13.92%	(8.95)%
Net assets, at end of year (000s)	$9,219	$9,951	$13,781		$11,637	$12,104
Ratio of gross expenses to average net assets (3)(4)	2.83%	2.60%	2.42%		2.60%	2.53%
Ratio of net expenses to average net assets (4)	2.24%	2.24%	2.24%		2.24%	2.24%
Ratio of net investment loss to average net assets (4)(5)	(0.42%)	(1.08%)	(1.24)%		(1.05)%	(0.31)%
Portfolio Turnover Rate	512%	1127%	551%		560%	607%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees and/or reimbursed a portion of its expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment loss by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Accompanying Notes to Financial Statements.

Pinnacle Multi-Strategy Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
Class I	September 30, 2023	September 30, 2022	September 30, 2021		September 30, 2020	September 30, 2019
Net asset value, beginning of year	$10.24	$13.60	$11.92		$10.45	$11.77
Activity from investment operations:
Net investment income (loss) (1) (5)	0.07	(0.01)	(0.03)		(0.02)	0.07
Net realized and unrealized gain (loss) on investments	0.81	(1.33)	1.71		1.59	(1.04)
Total from investment operations	0.88	(1.34)	1.68		1.57	(0.97)
Less distributions from:
Net investment income	—	—	—		(0.10)	—
Net realized gains	—	(2.02)	—		—	(0.35)
Total distributions	—	(2.02)	—		(0.10)	(0.35)
Paid-in-Capital From Redemption Fees (1)(6)	0.00	0.00	0.00		0.00	0.00
Net Asset Value, at end of year	$11.12	$10.24	$13.60		$11.92	$10.45
Total return (2)	8.59%	(12.55)%	14.09	% (7)	15.10%	(8.01)%
Net assets, at end of year (000s)	$15,137	$19,118	$40,798		$35,793	$14,431
Ratio of gross expenses to average net assets (3)(4)	1.83%	1.56%	1.42%		1.60%	1.53%
Ratio of net expenses to average net assets (4)	1.24%	1.24%	1.24%		1.24%	1.24%
Ratio of net investment income (loss) to average net assets (4)(5)	0.62%	(0.12%)	(0.24)%		(0.17)%	0.67%
Portfolio Turnover Rate	512%	1127%	551%		560%	607%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees and/or reimbursed a portion of its expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Accompanying Notes to Financial Statements.

PINNACLE MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2023

1. ORGANIZATION

The Pinnacle Multi-Strategy Core Fund (formerly Pinnacle Sherman Multi-Strategy Core Fund) (“Fund”) is a series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011. The Fund is a diversified series of the Trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek high total return with reasonable risk. The Fund commenced operations on October 1, 2015. The Fund is a “fund of funds”, in that the Fund will generally invest in other investment companies.

The Fund currently offers Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value (“NAV”). Class A shares are offered at NAV plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”, including Accounting Standards Update 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined or, in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such

PINNACLE MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Cash and Cash Equivalents – Cash and cash equivalents includes cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank or other financial institution, rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy.

PINNACLE MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective NAVs as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of trustees of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

PINNACLE MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2023 for the Fund’s investments measured at fair value:

Pinnacle Multi-Strategy Core Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds - Equity	$30,678,055	$—	$—	$30,678,055
Short-Term Investments	342,643		—	342,643
Total	$31,020,698	$—	$—	$31,020,698

The Fund did not hold any Level 3 securities during the year.

*	Refer to the Schedule of Investments for classification by asset class.

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results from operations, or net asset value per share of the Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the year ended September 30, 2020 to September 30, 2022 or expected to be taken in the Fund’s September 30, 2023 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where a Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and may be

PINNACLE MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

actively managed or represent a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which they invest, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS

For the year ended September 30, 2023 cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, amounted to the following:

Fund	Purchases	Sales
Pinnacle Multi-Strategy Core Fund	$160,050,071	$141,888,749

4. REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund. For the year ended September 30, 2023, the redemption fees paid to the Fund were as follows:

Redemption Fee
$30

5. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Pinnacle Family Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”).

PINNACLE MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

Pursuant to an advisory agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund, paid monthly. For the year ended September 30, 2023, the Fund incurred $338,500 in advisory fees.

Pursuant to Rule 12d1-4, the Fund invested a portion of its assets in the Pinnacle Focused Opportunities ETF (“FCUS”). The Adviser has agreed to waive its net advisory fee (after expense limitation agreement waiver) on the portion of the Fund’s assets that are invested in FCUS. For the year ended September 30, 2023, the Fund waived $270 in advisory fees pursuant to this agreement.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until August 1, 2024 for the Fund to waive a portion of its advisory fees and reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, taxes, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.49% per annum of Class A average daily net assets, 2.24% per annum for Class C average daily net assets, and 1.24% per annum for Class I average daily net assets for the Fund (the “expense limitation”).

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses attributable to Class A, Class C and Class I shares are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the lesser of the expense limitation in place at the time of the waiver or at the time of the reimbursement. If the operating expenses attributable to the Class A, Class C and Class I shares subsequently exceed the expense limitation then in place or in place at time of waiver, the reimbursements shall be suspended. The Adviser may seek recoupment only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement only on 60 days’ notice to the Adviser. For the year ended September 30, 2023, the Adviser waived and/or reimbursed $200,003 for the Fund in advisory fees or expenses pursuant to the Waiver Agreement.

As of September 30, 2023, the following amounts are subject to recapture by the Adviser by September 30 of the following years:

2024	2025	2026
$115,526	$175,049	$200,003

Distributor – The Trust, on behalf of the Fund, has adopted the Trust’s Class A and Class C Master

PINNACLE MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

Distribution and Shareholder Servicing Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund up to an annual rate of 0.25% and 1.00% of the average daily net assets attributable to Class A shares and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (“the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Pursuant to the Plans, the Fund incurred distribution fees during the year ended September 30, 2023 as follows:

Class A	Class C
$18,957	$96,496

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended September 30, 2023, the Distributor received $122,326 from front-end sales charge of which $18,240 was retained by the principal underwriter or other affiliated broker-dealers for the Fund’s Class A shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to each Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

PINNACLE MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

6. INVESTMENT IN AFFILIATED COMPANY

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities or are affiliated through common management. The company which is an affiliate of the Fund as of September 30, 2023 is noted in the Fund’s Schedule of Investments. Transactions during the year ended September 30, 2023, with the affiliated company was as follows:

					Change in
	Value - Beginning			Realized Gain	Unrealized Gain /	Dividend	Value - End of
Affiliated Holding	of Year/Period	Purchases	Sales Proceeds	/ (Loss)	(Loss)	Income	Year/Period	Ending Shares
Pinnacle Focused Opportunities ETF	$—	$7,538,160	$—	$—	$(139,752)	$—	$7,398,408	344,000

7. UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the iShares Core S&P 500 ETF (“iShares”) at September 30, 2023. The Fund may redeem its investment from iShares any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund will be directly affected by the performance of iShares. The financial statements of the iShares, including its schedule of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. At September 30, 2023, the Fund held 38.5% of its net assets in iShares.

8. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the advisory agreement with the Adviser. As of September 30, 2023 the following held in excess of 25% of the voting securities of the Fund listed, for the sole benefit of customers and may be deemed to control the Fund:

Percentage of Voting Securities as of
Shareholder	September 30, 2023
LPL Financial	36.0%

9. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$29,817,113	$1,406,193	$(202,608)	$1,203,585

PINNACLE MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

10. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended September 30, 2023 and September 30, 2022 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2023	September 30, 2022
Ordinary Income	$—	$5,726,745
Long-Term Capital Gain	—	3,483,737
Return of Capital	—	209,608
	$—	$9,420,090

As of September 30, 2023, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$—	$—	$(23,905)	$(5,897,101)	$—	$1,203,585	$(4,717,421)

At September 30, 2023, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains of $5,897,101 of which $1,107,599 is short-term capital loss carryover that was acquired from another fund and is subject to an annual limitation of $141,535.

The difference between book basis and tax basis accumulated net realized losses, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $23,905.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, resulted in reclassifications for the Fund for the fiscal year ended September 30, 2023, as follows:

Paid In	Accumulated
Capital	Deficit
$(66,808)	$66,808

11. RECENT REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

PINNACLE MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

12. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Pinnacle Multi-Strategy Core Fund and Board of Trustees of Northern Lights Fund Trust III

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pinnacle Multi-Strategy Core Fund (the “Fund”), a series of Northern Lights Fund Trust III, as of September 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditors of one or more investment companies advised by Pinnacle Family Advisors, LLC since 2013.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2023

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

PINNACLE MULTI-STRATEGY CORE FUND
EXPENSE EXAMPLE
September 30, 2023

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023 through September 30, 2023.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual*		(5% return before expenses)
	Fund’s	Beginning	Ending
	Annualized	Account	Account	Expenses	Ending	Expenses
	Expense	Value	Value	Paid During	Account Value	Paid During
	Ratio	4/1/2023	9/30/23	Period	9/30/23	Period

Pinnacle Multi-Strategy Core Fund – Class A	1.50%	$1,000.00	$1,058.00	$ 7.69	$1,017.60	$ 7.54
Pinnacle Multi-Strategy Core Fund – Class C	2.25%	$1,000.00	$1,053.20	$11.53	$1,013.84	$11.31
Pinnacle Multi-Strategy Core Fund – Class I	1.25%	$1,000.00	$1,058.00	$ 6.40	$1,018.85	$ 6.28

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

PINNACLE MULTI-STRATEGY CORE FUND
SUPPLEMENTAL INFORMATION (Continued)
September 30, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended September 30, 2023, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

PINNACLE MULTI-STRATEGY CORE FUND
SUPPLEMENTAL INFORMATION
September 30, 2023

Renewal of Advisory Agreement – Pinnacle Multi-Strategy Core Fund (“Pinnacle”)*

In connection with a meeting held on May 24-25, 2023, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Pinnacle Family Advisors, LLC (the “Adviser”) and the Trust, with respect to Pinnacle. In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to Pinnacle and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Board considered that the Adviser was founded in 2008, managed approximately $252 million in assets and provided investment management services to individuals and institutions. The Board reviewed the background information on the Adviser’s investment personnel servicing Pinnacle, noting their education and financial industry experience. The Board recognized that the Adviser had developed its own signals to guide the allocations of Pinnacle’s portfolio. The Board recognized that the Adviser’s risk management program focused on individual investment risk, timing signal risk, and relative strength ranking risk and that all risks were monitored on an ongoing basis. The Board commented that the Adviser used a checklist to review Pinnacle’s compliance with its investment restrictions and that pre-and post-trade checklists were used to confirm trades with the prospectus parameters. The Board commented that the Adviser selected its broker-dealers on the basis of best execution standards. The Board concluded that it could expect the Adviser to continue providing high quality service to Pinnacle and its shareholders.

Performance. The Board observed that Pinnacle earned a 3-star Morningstar rating and outperformed its peer group, Morningstar category, and benchmark over the 1-year period. The Board recognized that Pinnacle outperformed its Morningstar category and peer group over the 3-year period and underperformed its benchmark over the same period. The Board noted that Pinnacle underperformed its benchmark and Morningstar category over the 5-year period and outperformed its peer group over the same period. The Board considered the back-testing of the Adviser’s signals that illustrated how the Adviser’s signals would have historically impacted the performance of Pinnacle and acknowledged the Adviser’s statement that it had previously made changes to signals that proved beneficial to shareholders. The Board agreed the Adviser should be afforded additional time to manage Pinnacle in accordance with its current strategy.

Fees and Expenses. The Board noted that the Adviser’s advisory fee for Pinnacle was slightly below the peer group average, the same as the peer group median, and higher than the

PINNACLE MULTI-STRATEGY CORE FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2023

Morningstar category average and median. The Board acknowledged that Pinnacle’s net expense ratio was below the average and median of its peer group but higher than the Morningstar category average and median. The Board considered the Adviser’s explanation that many of the funds within the Morningstar category were part of a larger fund family or had much higher assets than Pinnacle. The Board further acknowledged that Pinnacle had indirect acquired fund fees and expenses embedded in its expense ratios due to investments in ETFs whereas some funds in the Morningstar category did not invest in ETFs. The Board concluded that the Adviser’s advisory fee for Pinnacle was not unreasonable.

Economies of Scale. The Board discussed the size of Pinnacle and its prospects for growth. The Board noted that the Adviser had indicated its willingness to discuss the matter of breakpoints with the Board as Pinnacle reached a specified asset level. The Board agreed that, in light of the expense limitation agreements, which effectively provided Pinnacle shareholders with some benefits of scale despite lower asset levels, and the Adviser’s willingness to consider breakpoints as Pinnacle grew, the absence of breakpoints at this time was acceptable.

Profitability. The Board reviewed the Adviser’s profitability analysis in connection with its management of Pinnacle and acknowledged that the Adviser earned a modest profit from Pinnacle. The Board recalled the Adviser’s belief that the profits were reasonable given the services provided by the Adviser and the business and regulatory risks related to managing a mutual fund. The Board concluded that the Adviser’s profitability with respect to Pinnacle was not excessive.

Conclusion. Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that renewal of the Advisory Agreement was in the best interests of Pinnacle and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of Pinnacle.

PINNACLE MULTI-STRATEGY CORE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2023

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	PhD (Accounting), CPA; Professor and Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (2019 – present); Professor and Department of Accountancy Chair, Case Western Reserve University (2009-2019); President, American Accounting Association (AAA) commencing August 2022 (President- Elect 2022-2023, President 2023-2024; Past President 2024-2025). AAA Vice President-Finance (2017-2020); President, Auditing Section of the AAA; Member, AICPA Auditing Standards Board (2009-2012); Academic Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006); Center for Audit Quality research grants (2014, 2012).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); President, Celeritas Rail Consulting (since June 2014); Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).

*	As of September 30, 2023, the Trust was comprised of 29 active portfolios managed by 14 unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it/ share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

9/30/23-NLFT III-v1

PINNACLE MULTI-STRATEGY CORE FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2023

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Brian Curley 1970	President	Since May 2023, indefinite	Vice President, Ultimus Fund Solutions, LLC (since 2020); Vice President, Gemini Fund Services, LLC (2015-2020).
Timothy Burdick 1986	Vice President	Since May 2023, indefinite	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (2023 – present); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – 2023); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022).
Richard Gleason 1977	Treasurer	Since May 2023, indefinite	Assistant Vice President, Ultimus Fund Solutions, LLC (since 2020); Assistant Vice President, Gemini Fund Services, LLC (2012-2020).
Viktoriya Pallino 1995	Secretary	Since August 2022, indefinite	Senior Legal Administrator, Ultimus Fund Solutions, LLC (since 2023); Legal Administrator II, Ultimus Fund Solutions, LLC (2021-2023); Legal Administrator I, Ultimus Fund Solutions, LLC (2019-2021); Legal Administration Associate, Gemini Fund Services, LLC (2017-2019).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-985-9830.

9/30/23-NLFT III-v1

PRIVACY NOTICE

Rev. June 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (631) 490-4300

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-985-9830 or by referring to the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov. The information on Form NPORT is available without charge, upon request, by calling 1-888-985-9830.

INVESTMENT ADVISER

Pinnacle Family Advisors, LLC

620 W. Republic Road, Ste. 104

Springfield, MO 65807

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

PINNACLE-AR23

(b) Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023

Pinnacle Multi-Strategy Core Fund – $15,000

2022

Pinnacle Multi-Strategy Core Fund – $14,000

(b)	Audit-Related Fees

2023

Pinnacle Multi-Strategy Core Fund – None

2022

Pinnacle Multi-Strategy Core Fund – None

(c)	Tax Fees

2023

Pinnacle Multi-Strategy Core Fund – $3,750

2022

Pinnacle Multi-Strategy Core Fund – $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023

Pinnacle Multi-Strategy Core Fund – None

2022

Pinnacle Multi-Strategy Core Fund – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                        2023       2022

Audit-Related Fees:          0.00%     0.00%

Tax Fees:                         0.00%     0.00%

All Other Fees:                 0.00%     0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023

Pinnacle Multi-Strategy Core Fund – $3,750

2022

Pinnacle Multi-Strategy Core Fund – $3,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 12/5/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 12/5/23

By (Signature and Title)

/s/ Rich Gleason

Rich Gleason, Principal Financial Officer/Treasurer

Date 12/5/23